UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): November 24, 2004

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                             SIGA Technologies, Inc.
               (Exact Name of Registrant as Specified in Charter)

            Delaware                      0-23047              13-3864870
            --------                      -------              ----------

 (State or other Jurisdiction of      (Commission File      (I.R.S. Employer
 Incorporation or Organization)           Number)         Identification Number)


      420 Lexington Avenue, Suite 601, New York, New York            10170
      ---------------------------------------------------            -----

          (Address of Principal Executive Offices)                 (Zip Code)


                                 (212) 672-9100
                                 --------------
              (Registrant's telephone number, including area code)

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ITEM 7.01.  Regulation FD Disclosure.
            ------------------------

            On November 24, 2004, SIGA Technologies, Inc., a Delaware corporation, issued a press release pursuant to which it announced that Dr. Bernard Kasten, SIGA's Chief Executive Officer, will present at The Wall Street Analyst Forum in New York City on November 30 at 11:40 AM. This conference is held at The Roosevelt Hotel located on 45th Street & Madison Ave. Analysts and portfolio managers who wish to attend the presentation should contact The Wall Street Analyst Forum at (802) 253-7596, or Dianne Will, Investor Relations for SIGA Technologies, at (518) 398-6222 to request additional information. A live webcast of this presentation will be available via the Company's website at www.siga.com or http://www.vcall.com/CEPage.asp?ID=89885. An archived presentation will be available on the Company's website for thirty days. A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated in this Item 7.01 by reference.


ITEM 9.01   Financial Statements and Exhibits
            ---------------------------------

(c)   Exhibits

      Exhibit No.       Description
      -----------       -----------

      99.1              Press Release dated November 24, 2004.




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

                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SIGA TECHNOLOGIES, INC.


                                    By:   /s/ Thomas N. Konatich
                                          -------------------------------
                                          Thomas N. Konatich
                                          Chief Financial Officer

Date: November 24, 2004





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

                                  EXHIBIT INDEX

Exhibit Number    Description
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      99.1        Press Release dated November 24, 2004






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